UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 4th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7235
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2024

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)

Chase
Growth Fund

Semi-Annual Report
Dated March 31, 2024

Chase Investment Counsel Corporation
350 Old Ivy Way
Suite 100
Charlottesville, Virginia 22903

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfund.com

Chase Growth Fund

May 8, 2024

Dear Fellow Shareholder:

We are pleased to present our semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) for the six-month fiscal period ended March 31, 2024.  At the end of the first quarter 2024, approximately 1,600 shareholders had approximately $80 million invested in both classes of the Chase Growth Fund.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our November 3, 2023 letter.

Fund Performance Overview

As always, we are “growth at a reasonable price” investors seeking high-quality stocks which we believe are reasonably priced relative to their earnings growth rates.  Our investment process is very disciplined, combining fundamental and technical analysis both to control risk and build sound portfolios.

Returns for the six-month fiscal period ended March 31, 2024, are summarized below.

6 months ended
3/31/24
Chase Growth Fund Class N (CHASX)	35.36%
Chase Growth Fund Institutional Class (CHAIX)	35.43%
S&P 500® Index	23.48%
Lipper Multi-Cap Growth Funds Index	26.85%

Equity markets in the U.S. rose substantially in the past six months.  In Q1 24, the S&P 500® Index (“S&P 500”) rose 10.56% while in Q4 23 it rose 11.69%. Over the past 12 months, the S&P 500 is up 29.88%. Growth stocks, especially the largest by market cap, rose considerably in the first quarter of 2024 as evidenced by the 11.41% gain in the Russell 1000® Growth Index. This followed a 14.16% gain for that index in Q4 23. In comparison, the Russell 1000® Value Index rose 8.99% in Q1 24 after rising 9.50% in Q4 23.

Markets continue to be driven by hopes that inflation has peaked and is on its way to the Fed’s goal of 2.0% with this leading to interest rate cuts by the bankers. However, data released so far in 2024 presents a mixed picture of slowing economic growth with higher-than-expected inflation. This, along with first quarter corporate earnings, has led to a modest fall in markets thus far in Q2 24 with the S&P 500 down about 3.00% from its March 28, 2024, record high.

There is mixed evidence on the strength of both the U.S. economy and inflation.  The U.S. Commerce Department reported GDP (Gross Domestic Product) growth of 1.6% for the economy in the first quarter of 2024 down from 3.4% in 2023’s fourth quarter. According to the Bureau of Labor statistics, the Consumer Price Index rose 3.5% (including food and energy) over the past 12 months while the “core” CPI, which excludes food and energy, rose an even higher 3.8%.  The Personal Consumption Expenditures Price Index (PCE), a data source said to be preferred by Federal Reserve bankers, rose 2.7% in March 2024 up from February’s 2.5% figure.

The Chase Growth Fund Class N has risen 35.36% over the past six months, rising 13.69% in the fourth quarter of 2023 and 19.06% in the first quarter of 2024.

The following is a discussion of the driving factors behind the performance of the Chase Growth Fund, as well as how the characteristics of the underlying stocks compare with those in the S&P 500.

On March 31, 2024, the Chase Growth Fund owned 44 stocks ranging in market capitalization from $2.6 billion (Silicon Motion Technology Corp.) to $3,126.1 billion (Microsoft Corp.).

Chase Growth Fund

For the six-month fiscal period ended March 31, 2024, the Chase Growth Fund outperformed the S&P 500 and the Lipper Multi-Cap Growth Funds Index.  Relative performance was helped by the Fund’s underweight position in the Consumer Staples sector but hurt by its cash position.  Stock selection helped performance in the Consumer Discretionary, Industrials, and Technology sectors, but detracted from performance in the Financials sector.  For the six months ended March 31, 2024, the Fund’s five best performing stocks were Vertiv Holdings Co. +113.6%, NVIDIA Corporation +101.2%, Comfort Systems USA, Inc. +81.6%, Deckers Outdoor Corp. +78.2% and CrowdStrike Holdings, Inc. +65.9%.  The Fund’s five worst performing stocks were Rapid7, Inc. -12.7%, PayPal Holdings, Inc. -11.7%, Eagle Materials, Inc. -11.4%, Imperial Oil Ltd. ADR -8.9% and Interactive Brokers Group -8.6%.

Bought in the second quarter of 2023, Vertiv Holdings Co. is seeing growing demand for cooling and power management solutions for datacenters due to higher cloud and co-location implementation.  NVIDIA Corporation is benefiting from robust growth of artificial intelligence, high-performance computing, and accelerated computing, along with collaborations with auto makers.  The gross margin related to new electrical constructions has been improving for Comfort Systems USA, Inc., which has led to a commensurate uplift in profit.

The Chase Growth Fund’s weakest stocks over the past six months included Rapid7, Inc., PayPal Holdings, Inc., and Eagle Materials, Inc.  Rapid7, Inc. sold off after providing mixed guidance for the first quarter and guiding for service revenue to fall for the full year.  PayPal Holdings, Inc. stock reacted negatively to the company’s announcement of new initiatives put in place by the new management.  Eagle Materials, Inc. was weak as uncertainty about when interest rate cuts would occur weighed on the stock.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the S&P 500.  Chase Growth Fund stocks have higher five-year average annual earnings per share (“EPS”) growth rates of 19% versus 16% for the S&P 500.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2024 of 23% versus 14%, and revenue growth of 14% versus 9% for the S&P 500.  With the stronger earnings growth characteristics, they have sold at modestly higher price-earnings ratios (“P/E”) than the S&P 500 (28.7X versus 26.9X) based on 2024 estimated earnings.  Relative to their growth rates, we believe the Fund’s stocks are reasonably priced, selling at 1.55 times their five-year historical growth rates compared to 1.67 times for the S&P 500 and 1.25 times their projected one-year growth rates compared to 1.98 times for the S&P 500.

March 31, 2024	CHASE GROWTH FUND STOCKS VS. S&P 500® INDEX

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data. None of the projected information provided (including estimated EPS numbers for 2024) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Growth Fund

Market Outlook

The first quarter 2024 earnings “season” is in full swing.  We are seeing mixed results from companies in a variety of industries.  This year’s numbers are being negatively affected by an economy that has some signs of softening.  Trucking company, J.B. Hunt, viewed by many as an early-warning sign for the overall economy, reported disappointing financial results on April 15 with declines in the volume of goods shipped. Consumer spending, however, remains strong increasing at an annual rate of 2.7% in March 2024 versus March 2023. In general, consumers continue to favor spending money on services such as travel (up 4.0% over the past year) versus goods (up 0.1% over the past year).

According to FactSet, as of April 26, 2024, 46% of the companies in the S&P 500 have reported first quarter results – with 77% beating earnings estimates and 60% beating sales estimates. In general, the first quarter earnings this year so far are 3.5% higher than last year’s figures while revenues are 4.0% above last year’s levels. The consensus estimate for 2024 earnings per share for the S&P 500 is now (April 26th) $240.00 per share, about 9.0% higher than 2023’s earnings of $220.00 per share. With the S&P 500 now at 5106, this gives the index a P/E ratio of 21.3x 2024 earnings. This is above both the market’s five-year average of 19.1x earnings, and the 10-year average of 17.8x.  Meanwhile, fixed income rates have climbed a bit lately, providing an attractive return compared to equities.

TOP 10 HOLDINGS

Chase Growth Fund		% of Net Assets
1.	Microsoft Corp.	4.98%
2.	NVIDIA Corporation	4.90%
3.	Amazon.com, Inc.	4.47%
4.	Meta Platforms, Inc.	4.00%
5.	Visa, Inc.	3.48%
6.	Vertiv Holdings Co.	3.28%
7.	SAP SE ADR	2.77%
8.	Berkshire Hathaway, Inc.	2.63%
9.	Corpay, Inc.	2.58%
10.	Flowserve Corp.	2.58%

Peter W. Tuz, CFA, CFP®	Robert (Buck) C. Klintworth, CMT, CFP®	Spencer J. Garrett
President & Director	Senior Vice President & Portfolio Manager	Assistant Portfolio Manager

Chase Growth Fund

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Chase Growth Fund may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, should not be considered investment advice or a recommendation to buy or sell any security, and any forecasts or projections made cannot be guaranteed.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Multi-Cap Growth Funds Index measures the performance of 30 of the largest funds in the multi-cap growth category as tracked by Lipper, Inc.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment.

You cannot invest directly in an index.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a given country’s economic health.

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas.

Personal Consumption Expenditures Price Index (PCE) is a measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services. The PCE Price Index is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior.

Earnings growth is the annual rate of growth of earnings from investments.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the Fund.

Earnings per share (“EPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the price of a stock divided by its earnings per share.

Please note the Chase Growth Fund does not have any sales charges but management fees and other expenses still apply.  Please refer to the prospectus for further details.

Fee waivers are in effect for the Chase Growth Fund (expense cap is 0.99%).  In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security. Please refer to the schedule of investments for more information.

The Chase Growth Fund is distributed by Quasar Distributors, LLC.

Chase Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2024 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Chase Growth Fund

EXPENSE EXAMPLE at March 31, 2024 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/23 – 3/31/24).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/23	3/31/24	10/1/23 – 3/31/24*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,353.60	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.50

*
Expenses are equal to the annualized expense ratio of 1.09% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/23	3/31/24	10/1/23 – 3/31/24*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,354.30	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.00

*
Expenses are equal to the annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited)

COMMON STOCKS – 96.8%	Shares	Value
Asset Management – 2.4%
Ares Management Corp. – Class A	14,256	$1,895,763

Auto/Auto Parts – 3.8%
Autoliv, Inc.	16,383	1,973,005
O’Reilly Automotive, Inc.(a)	940	1,061,147
		3,034,152

Biotechnology – 1.4%
Vertex Pharmaceuticals, Inc.(a)	2,648	1,106,890

Building – 4.0%
Comfort Systems USA, Inc.	4,472	1,420,799
Martin Marietta Materials, Inc.	2,866	1,759,552
		3,180,351

Building Products – 2.2%
EMCOR Group, Inc.	5,076	1,777,615

Business Services – 1.7%
CBIZ, Inc.(a)	17,001	1,334,579

Computer – Networking – 1.6%
Arista Networks, Inc.(a)	4,411	1,279,102

Computer Software – 14.4%
CrowdStrike Holdings, Inc. – Class A(a)	4,117	1,319,869
Microsoft Corp.	9,466	3,982,535
Q2 Holdings, Inc.(a)	24,893	1,308,376
Salesforce, Inc.	4,471	1,346,576
SAP SE – ADR	11,356	2,214,761
Workday, Inc. – Class A(a)	4,689	1,278,925
		11,451,042

Electrical Equipment – 3.3%
Vertiv Holdings Co. – Class A	32,083	2,620,219

Energy/Oil Service – 2.6%
Archrock, Inc.	103,776	2,041,274

Engineering/Construction – 2.4%
Quanta Services, Inc.	7,345	1,908,231

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited), Continued

	Shares	Value
Finance/Information Services – 7.8%
Corpay, Inc.(a)	6,681	$2,061,356
Visa, Inc. – Class A	9,969	2,782,148
WEX, Inc.(a)	5,992	1,423,280
		6,266,784

Financial Services – Diversified – 4.1%
Berkshire Hathaway, Inc. – Class B(a)	4,989	2,097,974
Loews Corp.	14,764	1,155,874
		3,253,848

Footwear – 2.0%
Deckers Outdoor Corp.(a)	1,736	1,634,027

Health Care Distribution – 1.5%
McKesson Corp.	2,165	1,162,280

Health Care Services – 2.0%
Medpace Holdings, Inc.(a)	3,989	1,612,154

Hotel/Motel – 1.6%
Hilton Worldwide Holdings, Inc.	6,074	1,295,645

Insurance – Property/Casualty/Title – 1.5%
Arch Capital Group Ltd.(a)	13,136	1,214,292

Internet Retail – 6.0%
Amazon.com, Inc.(a)	19,810	3,573,328
Booking Holdings, Inc.	341	1,237,107
		4,810,435

Internet Software & Services – 6.2%
Alphabet, Inc. – Class A(a)	11,892	1,794,860
Meta Platforms, Inc. – Class A	6,580	3,195,116
		4,989,976

Machinery – 2.6%
Flowserve Corp.	45,046	2,057,701

Medical Products – 1.7%
Cardinal Health, Inc.	12,182	1,363,166

Retail – Discount – 3.3%
Ross Stores, Inc.	7,738	1,135,629

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited), Continued

	Shares	Value
Retail – Discount – 3.3%, Continued
TJX Companies, Inc.	14,492	$1,469,779
		2,605,408

Security – 1.6%
API Group Corp.(a)	33,242	1,305,413

Semiconductors – 8.5%
Broadcom, Inc.	1,209	1,602,421
NVIDIA Corp.	4,333	3,915,125
Silicon Motion Technology Corp. – ADR	16,399	1,261,739
		6,779,285

Service Companies – 1.4%
HealthEquity, Inc.(a)	14,073	1,148,779

Shipping – 2.1%
Kirby Corp.(a)	17,994	1,715,188

Steel – 1.7%
Howmet Aerospace, Inc.	19,952	1,365,315

Wireless Telecommunication Services – 1.4%
T-Mobile US, Inc.	7,063	1,152,823
TOTAL COMMON STOCKS (Cost $48,611,090)		77,361,737

SHORT-TERM INVESTMENTS – 3.8%
Money Market Funds – 3.8%
Invesco STIT Treasury Portfolio – Institutional Class, 5.24%(b)	3,047,824	3,047,824
TOTAL SHORT-TERM INVESTMENTS (Cost $3,047,824)		3,047,824
TOTAL INVESTMENTS – 100.6% (Cost $51,658,914)		80,409,561
Liabilities in Excess of Other Assets – (0.6)%		(511,801)
TOTAL NET ASSETS – 100.0%		$79,897,760

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2024 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $51,658,914)	$80,409,561
Cash	22,449
Receivables
Fund shares issued	13,379
Dividends and interest	30,666
Dividend tax reclaim	5,851
Prepaid expenses	20,190
Total assets	80,502,096

LIABILITIES
Payables
Due to Adviser	39,043
Fund shares redeemed	497,130
Audit fees	11,250
Shareholder servicing fees	3,569
Administration and fund accounting fees	26,067
Transfer agent fees and expenses	16,704
Custody fees	1,798
Chief Compliance Officer fee	3,750
Printing and mailing expense	4,769
Trustee fees and expenses	256
Total liabilities	604,336
NET ASSETS	$79,897,760

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2024 (Unaudited), Continued

CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$38,408,940
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,616,187
Net asset value, offering and redemption price per share	$14.68
Institutional Class Shares
Net assets applicable to shares outstanding	$41,488,820
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,606,409
Net asset value, offering and redemption price per share	$15.92

COMPONENTS OF NET ASSETS
Paid-in capital	$46,303,431
Total distributable earnings	33,594,329
Net assets	$79,897,760

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2024 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $1,401)	$161,954
Interest	52,956
Total income	214,910

Expenses
Advisory fees (Note 4)	261,417
Administration and fund accounting fees (Note 4)	52,370
Transfer agent fees and expenses (Note 4)	34,388
Shareholder servicing fees – Class N Shares (Note 5)	17,618
Registration fees	16,230
Audit fees	11,250
Trustees fees and expenses	7,900
Chief Compliance Officer fee (Note 4)	7,501
Custody fees (Note 4)	7,155
Printing and mailing expense	6,337
Legal fees	5,266
Insurance expense	2,030
Miscellaneous	4,970
Total expenses	434,432
Less: fees waived by Adviser (Note 4)	(71,743)
Net expenses	362,689
Net investment loss	(147,779)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) from:
Investments	5,229,246
Foreign currency	(69)
Net change in unrealized appreciation/(depreciation) on:
Investments	16,292,752
Foreign currency	20
Net realized and unrealized gain on investments and foreign currency	21,521,949
Net Increase in Net Assets Resulting from Operations	$21,374,170

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2024	Year Ended
	(Unaudited)	Sept. 30, 2023
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(147,779)	$(127,785)
Net realized gain/(loss) from:
Investments	5,229,246	3,582,716
Foreign currency	(69)	25
Net change in unrealized appreciation/(depreciation) on:
Investments	16,292,752	5,670,825
Foreign currency	20	2
Net increase in net assets resulting from operations	21,374,170	9,125,783

DISTRIBUTIONS TO SHAREHOLDERS
Class N Shares	(1,867,577)	(1,585,558)
Institutional Class Shares	(1,800,078)	(1,432,158)
Total distributions to shareholders	(3,667,655)	(3,017,716)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(314,173)	(2,386,116)
Total increase in net assets	17,392,342	3,721,951

NET ASSETS
Beginning of period	62,505,418	58,783,467
End of period	$79,897,760	$62,505,418

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares
	Six Months Ended
	March 31, 2024		Year Ended
	(Unaudited)		Sept. 30, 2023
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	50,029	$664,269	70,589	$792,498
Shares issued on reinvestments
of distributions	141,969	1,707,881	138,150	1,486,491
Shares redeemed*	(277,513)	(3,587,201)	(427,542)	(4,821,747)
Net decrease	(85,515)	$(1,215,051)	(218,803)	$(2,542,758)
* Net of redemption fees of(1)		$17		$393

Institutional Class Shares
	Six Months Ended
	March 31, 2024		Year Ended
	(Unaudited)		Sept. 30, 2023
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	74,615	$1,027,335	118,321	$1,395,497
Shares issued on reinvestments
of distributions	128,034	1,669,565	113,377	1,315,172
Shares redeemed*	(134,002)	(1,796,022)	(211,869)	(2,554,027)
Net increase	68,647	$900,878	19,829	$156,642
* Net of redemption fees of(1)		$18		$385

(1)	For the period October 1, 2023 through January 27, 2024, a redemption fee of 2.00% was assessed against shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares

	Six Months
	Ended
	March 31, 2024		Year Ended September 30,
	(Unaudited)		2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.49		$10.45	$15.33	$13.21	$13.01	$14.66
Income from investment operations:
Net investment income/(loss)(1)	(0.03)		(0.03)	0.01	(0.03)	(0.05)	(0.05)
Net realized and unrealized
gain/(loss) on investments
and foreign currency	3.94		1.64	(2.12)	3.21	1.66	(0.18)
Total from investment operations	3.91		1.61	(2.11)	3.18	1.61	(0.23)
Less distributions:
From net realized
gain on investments	(0.72)		(0.57)	(2.77)	(1.06)	(1.41)	(1.42)
Total distributions	(0.72)		(0.57)	(2.77)	(1.06)	(1.41)	(1.42)
Paid-in capital from
redemption fees(1)(2)	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.68		$11.49	$10.45	$15.33	$13.21	$13.01
Total return	35.36	%(3)	15.77%	-18.05%	25.25%	13.45%	-0.32%

Ratios/supplemental data:
Net assets, end of period (thousands)	$38,409		$31,044	$30,523	$41,715	$37,914	$32,593
Ratio of expenses to average net assets:
Before fee waiver	1.30	%(4)	1.35%	1.27%	1.26%	1.29%	1.23%
After fee waiver	1.09	%(4)	1.10%	1.09%	1.14%	1.25%	1.23%
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	(0.68	%)(4)	(0.50%)	(0.07%)	(0.32%)	(0.47%)	(0.37%)
After fee waiver	(0.47	%)(4)	(0.25%)	0.11%	(0.20%)	(0.43%)	(0.37%)
Portfolio turnover rate	34.84	%(3)	121.88%	122.57%	94.19%	145.44%	106.29%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares

	Six Months
	Ended
	March 31, 2024		Year Ended September 30,
	(Unaudited)		2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.40		$11.22	$16.26	$13.94	$13.64	$15.29
Income from investment operations:
Net investment income/(loss)(1)	(0.02)		(0.02)	0.03	(0.01)	(0.04)	(0.04)
Net realized and unrealized
gain/(loss) on investments
and foreign currency	4.26		1.77	(2.30)	3.39	1.75	(0.19)
Total from investment operations	4.24		1.75	(2.27)	3.38	1.71	(0.23)
Less distributions:
From net realized
gain on investments	(0.72)		(0.57)	(2.77)	(1.06)	(1.41)	(1.42)
Total distributions	(0.72)		(0.57)	(2.77)	(1.06)	(1.41)	(1.42)
Paid-in capital from
redemption fees(1)(2)	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$15.92		$12.40	$11.22	$16.26	$13.94	$13.64
Total return	35.43	%(3)	15.94%	-17.99%	25.36%	13.57%	-0.30%

Ratios/supplemental data:
Net assets, end of period (thousands)	$41,489		$31,461	$28,260	$38,167	$31,991	$36,312
Ratio of expenses to average net assets:
Before fee waiver	1.20	%(4)	1.24%	1.17%	1.16%	1.18%	1.15%
After fee waiver	0.99	%(4)	0.99%	0.99%	1.04%	1.14%	1.15%
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	(0.58	%)(4)	(0.40%)	0.03%	(0.21%)	(0.34%)	(0.29%)
After fee waiver	(0.37	%)(4)	(0.15%)	0.21%	(0.09%)	(0.30%)	(0.29%)
Portfolio turnover rate	34.84	%(3)	121.88%	122.57%	94.19%	145.44%	106.29%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund (the “Fund”) is a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Fund offers Class N shares which commenced operations on December 2, 1997 and Institutional Class shares which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

All classes of the Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals and their agents. Institutional Class shares of the Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Fund exceeds $500,000.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Common expenses of the Trust are typically allocated among the funds in the Trust based on the fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: For the period October 1, 2023 through January 27, 2024, the Fund charged a 2% redemption fee to shareholders who redeemed shares held for 60 days or less.  Effective January 28, 2024, the redemption fee has been eliminated. Such fees are retained

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

by the Fund and accounted for as an addition to paid-in capital. Redemption fees retained are disclosed in the statements of changes.

G.
REITs: The Fund can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2024, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Chase Investment Counsel Corporation (“Adviser”),  as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Adviser, as Valuation Designee, is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$77,361,737	$—	$—	$77,361,737
Money Market Funds	3,047,824	—	—	3,047,824
Total Assets	$80,409,561	$—	$—	$80,409,561

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require the Fund to tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser provides the Fund with investment management services under the Fund’s investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended March 31, 2024, the advisory fees incurred by the Fund are disclosed in the statement of operations.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to waive a portion of its management fees and pay expenses of the Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, extraordinary expenses, shareholder servicing fees or any other class-specific expenses) do not exceed 0.99% of the Fund’s average daily net assets through at least January 28, 2025.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended March 31, 2024, the Adviser reduced its fees in the amount of $71,743.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates.

Expiration	Amount
9/30/24	$61,785
9/30/25	130,664
9/30/26	155,587
3/31/27	71,743
$419,779

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the six months ended March 31, 2024, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Group.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund’s Class N shares may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Class N shares.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the six months ended March 31, 2024, the shareholder servicing fees incurred under the Agreement by the Fund’s Class N shares are disclosed in the statement of operations.

NOTE 6 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2024, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $23,601,599 and $29,053,590, respectively.  There were no purchases or sales of U.S. government securities.

NOTE 7 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $8,000,000, or 33 1/3% of unencumbered assets.  The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended March 31, 2024, the Fund did not draw on its line of credit.  At March 31, 2024, the Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the six months ended March 31, 2024 and the year ended September 30, 2023 was as follows:

	Six Months Ended	Year Ended
	March 31, 2024	September 30, 2023
Long-term capital gains	$3,667,655	$3,017,716

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

As of September 30, 2023, the Fund’s most recently completed fiscal year end, the components of capital on a tax basis were as follows:

Cost of investments (a)	$50,115,393
Gross unrealized appreciation	12,932,025
Gross unrealized depreciation	(474,130)
Net unrealized appreciation (a)	12,457,895
Net unrealized depreciation on currency	(20)
Undistributed ordinary income	—
Undistributed long-term capital gains	3,429,939
Total distributable earnings	3,429,939
Total accumulated earnings/(losses)	$15,887,814

(a)	The book-basis and tax-basis net unrealized appreciation is the same.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, which has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•
Medium-Cap Companies Risk – Investing in securities of medium-capitalization companies may involve greater volatility than investing in larger companies because medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Large-Cap Companies Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small-Cap Companies Risk – Investments in smaller or unseasoned companies involve much greater risk than investments in larger, more established companies due to smaller companies being more likely to experience unexpected fluctuations in prices. This is due to the higher degree of uncertainty in a small-cap company’s growth prospects, the lower degree of liquidity in the market for small-cap stocks, and the greater sensitivity of small-cap companies to changing economic conditions.

•
Depositary Receipt Risk – Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Investments in foreign securities may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.  Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. When the Fund invests in depositary receipts as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the underlying foreign shares.

•
Foreign Securities Risk – Foreign securities are subject to special risks in addition to those of issuers located in the U.S.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at March 31, 2024 (Unaudited), Continued

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of the Fund as of March 31, 2024:

Shareholder	Percent of Shares Held
Charles Schwab & Co.	33.09%

NOTE 11 – CHANGES TO OFFICERS

Effective March 22, 2024, Ms. Lillian Kabakali was appointed Secretary and Vice President of the Trust and Ms. Elaine Richards was appointed Assistant Secretary of the Trust.  Previously, Ms. Kabakali served as Assistant Secretary and Ms. Richards served as Secretary and Vice President of the Trust.

Chase Growth Fund

NOTICE TO SHAREHOLDERS at March 31, 2024 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-888-861-7556.

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 18, 2023 and December 14-15, 2023, the Board (which is comprised of three persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Chase Investment Counsel Corporation (the “Adviser”) on behalf of the Chase Growth Fund (the “Fund”). At both meetings, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, valuation procedures, business continuity plan, and risk management processes. The Board also noted that the Adviser was working towards implementation of newly adopted Securities and Exchange Commission rules applicable to the Fund, including the new tailored shareholder reports. The Board further considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2023, on both an absolute basis and a relative basis

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

in comparison to its peer funds utilizing a Morningstar classification, appropriate securities market benchmarks, a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”), and the Adviser’s similarly managed accounts. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed the average of the Morningstar peer group and the Cohort for the one-, five- and ten-year periods and outperformed the average of both for the three-year period, all periods ended June 30, 2023. The Board reviewed the performance of the Fund against broad-based securities market benchmarks, noting that it had underperformed its primary benchmark over the one-, three-, five-, and ten-year periods ended June 30, 2023, and had underperformed its secondary benchmark for the one-, five- and ten-year periods and outperformed for the three-year period ended June 30, 2023.

The Board considered any differences in the Fund’s performance as compared to the Adviser’s composite, noting that the Adviser represented that such differences are generally related to differences in asset allocation and fees.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer funds, Cohort, and the Adviser’s similarly managed separate accounts for other types of clients. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Adviser has implemented a fund level expense cap at 0.99%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee was at the median and above the average of its Cohort. The Board also noted that the Fund’s net expense ratio was above the median and average of its Cohort and slightly above the average of its Morningstar peer group.

The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund. The Board noted that the advisory fees charged to the Adviser’s similarly managed separate accounts were higher than or lower than the advisory fee charged to the Fund depending on the asset level, and the Board also considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Fund and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse the Fund’s expenses so that the Fund does not exceed its specified Expense Cap. The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels but indicated they would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund. The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional material benefits derived by the Adviser from its relationship with the Fund, including “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage. The Board also considered that the Fund does not charge a Rule 12b-1 fee. After such review, the Board determined that the profitability level to the Adviser with respect to the Advisory Agreement was reasonable. The Board also considered the financial condition of the Adviser and the resources available to it and determined the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

Chase Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders.

Chase Growth Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2022 through June 30, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Chase Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Adviser
Chase Investment Counsel Corporation
350 Old Ivy Way, Suite 100
Charlottesville, VA  22903

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, NY  10020

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   6/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date   6/6/2024

By (Signature and Title)*    /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date   6/7/2024

* Print the name and title of each signing officer under his or her signature.